THE TAIWAN FUND, INC. (THE 'FUND')

The Martin Currie Shanghai team	IN BRIEF
					US$ return
	Net asset value per share	US$18.61	At October 31, 2010	Fund*	TSE Index†
	Market price	US$17.12%			%
	Premium/(Discount)	(8.01%)	One month	2.7	2.6
	Fund size	US$345.7m	Three months	16.1	11.7
			One year	26.4	19.9
	Source: State Street Bank and Trust Company.		Three years % pa	(4.6)	(3.4)

			Past performance is not a guide to future returns. Returns are annualized, except for periods of less than one year.

			*Source: State Street Bank and Trust Company. NAV performance.
			†Source for index data: TWSE.

Taipei is a noisy place this month, as candidates in the forthcoming local elections on 27 November take their last chance to convince the populace of their virtues, with flags waving and megaphones blaring. On the streets there is clear evidence of the recovery in domestic consumption: the Fund manager had to wait for more than 30 minutes for a taxi at Taoyuan International Airport; with the opening of the new Uni-President Hankyu Department Store, the shopping crowds in the Hsinyi area were particularly unbearable; a queue of impressionable teenagers were found to be waiting not for a rock star but for the opening of the first UNIQLO store in Taipei. The consumer confidence index has risen to 80.4, its highest peak since February 2004, and a couple of my Taiwanese friends, to celebrate, traded in their Nissans of similar vintage for a BMW and Lexus, respectively. They were part of October’s 40% year-on-year car-sales growth. Amid all this excitement, the TSE index was rather subdued, on the implications for exporters of the NT dollar’s 1.8% appreciation during the month.

The central bank announced measures to cool the property market, raising the interest rate by 0.125 basis points on 1 October, and planning the re-launch in 2011 of a 1% tax on idle land. The price of commercial property hasn’t come down as the government would like, because of the potential demand stimulated by the Economic Cooperation Framework Agreement. This demand includes branch offices for mainland companies (the Bank of China opened its first branch office in Taipei on 25 October), the hotel-room and shopping demands of Chinese tourists (the government announced that employees of the top 500 enterprises in China would be eligible to apply for individual tours in Taiwan), and the office space needed by foreign companies to take advantage of the free-trade agreement (14 foreign giants, including Intel, HP and IBM have applied to set up research and development centers in Taiwan so far this year).

The results of the forthcoming local elections might not be favorable to the Kuomintang (though an improving economy and falling taxes and unemployment provide a pretty good backdrop for the incumbents). But a stronger showing by the Democratic Progressive Party will likely trigger further trade concessions from Beijing. The Taipei International Flora Exposition will be open for six months from 6 November; after the Beijing Olympics, the Shanghai World Expo and the Guangzhou Asian Games, a show-less Taipei simply would not do.

INVESTMENT STRATEGY

The Fund is 97.2% invested with holdings in 58 companies. The Fund's exposure to the electronics sector is 28.6% and finance is 15.9%.

During the month we sold out of Chicony Electronics (with Chinese wages rising, we are worried about the labor-intensive exporter business model). We also cut holdings in the accident-prone Formosa Plastics Group, selling Formosa Chemicals & Fibre and Nan Ya Plastics.

On the buy side, we added to our holdings in cheap banking stocks (SinoPac Financial Holdings and Union Bank of Taiwan) as loan growth recovers, non-performing loans fall and the prospect of investment from Chinese corporations comes closer. One feature of our recent company visits has been the number of prospective strategic investments from mainland corporations which await Taipei’s approval (perhaps after the local elections?). We added to the Fund’s holdings in two such companies, Taiwan Land Development and Far EasTone Communications. We also added to telecom giant Chunghwa Telecom, where we expect to see a new spurt of growth as the increasing use of 3G smartphones increases wireless internet access. In technology, we added Taiwan Surface Mounting Technology (which is benefiting from LED TV growth), MPI (testing equipment) and Wah Lee Industrial (an electronic materials trader that is benefiting from exposure to the green-energy sector).

In October, our invested company Tong Ho Steel Enterprise, the electric-arc-furnace operator, opened what will probably be the last green-field steel mill in Taiwan, near Tamsui port. This will allow the company’s old mill in central Taoyuan to be redeveloped.

Chris Ruffle, Martin Currie Inc*

*Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

			October 31, 2010
FUND DETAILS		PERFORMANCE	(US$ RETURNS)
Market cap	US$318.0m		NAV	Market price
Shares outstanding	18,575,112%			%
Exchange listed	NYSE	One month	2.7	2.3
Listing date	1986	Three months	16.1	20.7
Listed and direct investment manager	Martin Currie Inc	Three years % pa	(4.6)	(5.2)

		Past performance is not a guide to future returns. Returns
Source: State Street Bank and Trust Company.		are annualized, except for periods of less than one year.
		Source: State Street Bank and Trust Company.

SECTOR ALLOCATION
		% of net assets
Wah Lee Industrial	Electronics	3.6%
Taiwan Semiconductor Manufacturing	Electronics	3.6%
President Chain Store	Wholesale and retail	3.3%
Far Eastern Department Stores	Wholesale and retail	3.2%
Synnex Technology International	Electronics	3.0%
SinoPac Financial Holdings	Finance	2.9%
Chinatrust Financial	Finance	2.9%
China Petrochemical Development	Plastics	2.8%
KGI Securities	Finance	2.8%
Tung Ho Steel Enterprise	Steel and iron	2.7%
Fubon Financial Holding	Finance	2.6%
Uni-President Enterprises	Foods	2.5%
Yuanta Financial Holdings	Finance	2.4%
WT Microelectronics	Electronics	2.3%
Taiwan Glass Industrial	Glass and ceramics	2.3%

Source: State Street Bank and Trust Company.

PERFORMANCE						(US$ RETURNS)
	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc	2.7	16.1	13.0	26.4	(4.6)	10.4	4.8	9.5
TSE Index	2.6	11.7	5.7	19.9	(3.4)	9.5	4.7	9.4
TAIEX Total Return Index	2.6	13.0	9.6	24.3	0.5	13.8	na	na
MSCI Taiwan Index	2.7	12.4	7.4	21.1	(2.8)	10.1	5.1	na

Past performance is not a guide to future returns. Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns are annualized, except for periods of less than one year.

Source for index data: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TSE Index. For a full description of each index please see the index descriptions section.

Returns for the TSE Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

THE PORTFOLIO — IN FULL				OCTOBER 31, 2010
Sector	Company (BGB ticker)	Price	Holding	Value US$	% of net assets
Electronics					28.6
Wah Lee Industrial	3010 TT	NT$57.2	6,644,000	$ 12,410,783	3.6
Taiwan Semiconductor Manufacturing	2330 TT	NT$62.8	5,994,426	$ 12,293,649	3.6
Synnex Technology International	2347 TT	NT$74.9	4,238,544	$ 10,367,452	3.0
WT Microelectronics	3036 TT	NT$48.7	5,056,000	$ 8,032,735	2.3
WPG Holdings	3702 TT	NT$56.9	4,129,725	$ 7,673,738	2.2
Far EasTone Telecommunications	4904 TT	NT$44.1	4,924,000	$ 7,083,330	2.1
Tatung	2371 TT	NT$7.2	26,073,000	$ 6,147,545	1.8
Longwell	6290 TT	NT$45.1	3,614,000	$ 5,322,777	1.5
Syncmold Enterprise	1582 TT	NT$57.0	2,678,000	$ 4,984,929	1.5
Aurora	2373 TT	NT$54.8	2,196,000	$ 3,929,945	1.1
Clevo	2362 TT	NT$67.5	1,650,000	$ 3,637,151	1.1
Taiwan Surface Mounting Technology	6278 TT	NT$69.8	1,554,000	$ 3,542,256	1.0
MPI	6223 TT	NT$98.1	1,098,000	$ 3,517,587	1.0
Avermedia Technologies	2417 TT	NT$39.3	2,690,000	$ 3,452,378	1.0
Chunghwa Telecom	2412 TT	NT$71.6	1,488,000	$ 3,479,281	1.0
Hon Hai Precision Industry	2317 TT	NT$116.0	464,085	$ 1,758,041	0.5
Soft-World International	5478 TT	NT$130.5	154,000	$ 659,585	0.2
TPK Holding	3673 TT	NT$505.0	50,000	$ 375,553	0.1

Finance					15.9
SinoPac Financial Holdings	2890 TT	NT$11.6	26,935,000	$ 10,159,504	2.9
Chinatrust Financial Holdings	2891 TT	NT$19.1	16,067,000	$ 10,021,707	2.9
KGI Securities	6008 TT	NT$14.4	20,740,000	$ 9,753,147	2.8
Fubon Financial Holding	2881 TT	NT$37.5	7,349,624	$ 9,000,568	2.6
Yuanta Financial Holding	2885 TT	NT$19.3	13,013,000	$ 8,180,535	2.4
Jih Sun Financial	5820 TT	NT$10.2	11,240,781	$ 3,744,296	1.1
China Life Insurance	2823 TT	NT$24.9	4,191,254	$ 3,408,136	1.0
Union Bank of Taiwan	2838 TT	NT$9.0	2,541,000	$ 743,509	0.2

Wholesale and retail					12.9
President Chain Store	2912 TT	NT$121.5	2,840,000	$ 11,268,553	3.3
Far Eastern Department Stores	2903 TT	NT$38.0	8,794,500	$ 10,913,607	3.2
Test-Rite International	2908 TT	NT$24.0	9,920,000	$ 7,774,930	2.2
Taiwan Tea	2913 TT	NT$20.2	8,231,000	$ 5,416,281	1.6
Mercuries & Associates	2905 TT	NT$21.4	6,680,100	$ 4,657,516	1.3
PC Home Online	8044 TT	NT$154.5	922,125	$ 4,652,558	1.3

Construction					6.2
Prince Housing & Development	2511 TT	NT$22.5	9,899,760	$ 7,274,124	2.1
Taiwan Land Development	2841 TT	NT$13.9	14,586,183	$ 6,621,098	1.9
Hung Poo Real Estate Development	2536 TT	NT$45.6	3,061,000	$ 4,553,289	1.3
Continental Holdings	3703 TT	NT$11.8	7,468,000	$ 2,865,601	0.9

Plastics					4.9
China Petrochemical Development	1314 TT	NT$25.9	11,711,000	$ 9,905,292	2.8
Nan Ya Plastics	1303 TT	NT$68.2	3,217,000	$ 7,164,881	2.1

Textiles					4.0
Li Peng Enterprise	1447 TT	NT$16.2	9,847,000	$ 5,193,379	1.5
Far Eastern New Century	1402 TT	NT$44.1	3,121,200	$ 4,495,042	1.3
Makalot Industrial	1477 TT	NT$70.0	1,773,000	$ 4,053,034	1.2

Foods					3.5
Uni-President Enterprises	1216 TT	NT$39.8	6,600,000	$ 8,578,287	2.5
Lien Hwa Industrial	1229 TT	NT$22.6	4,815,000	$ 3,545,817	1.0

Electric and machinery					3.3
Depo Auto Parts Industrial	6605 TT	NT$83.5	1,674,000	$ 4,564,734	1.3
Yungtay Engineering	1507 TT	NT$40.6	3,274,000	$ 4,335,539	1.3
Awea Mechantronic	1530 TT	NT$33.9	2,264,000	$ 2,506,396	0.7

Chemicals					3.0
China Steel Chemical	1723 TT	NT$111.5	1,600,000	$ 5,825,972	1.7
Excelsior Medical	4104 TT	NT$96.4	1,421,000	$ 4,473,471	1.3

Steel and iron					2.7
Tung Ho Steel Enterprise	2006 TT	NT$28.7	10,099,000	$ 9,448,797	2.7

THE PORTFOLIO — IN FULL (CONTINUED)				OCTOBER 31, 2010
Sector	Company (BGB ticker)	Price	Holding	Value US$	% of net assets
Healthcare					2.6
St Shine Optical	1565 TT	NT$344.0	392,000	$ 4,403,703	1.3
Pacific Hospital Supply	4126 TT	NT$128.0	1,099,948	$ 4,597,859	1.3

Others					2.5
Yem Chio	4306 TT	NT$28.7	5,075,316	$ 4,748,553	1.4
Globe Union Industrial	9934 TT	NT$32.2	3,826,000	$ 4,016,978	1.1

Transportation					2.4
Eastern Media International	2614 TT	NT$8.1	16,546,000	$ 4,349,731	1.3
Farglory F T Z Investment	5607 TT	NT$30.3	3,809,000	$ 3,769,009	1.1

Glass and ceramics					2.3
Taiwan Glass Industrial	1802 TT	NT$37.0	6,534,320	$ 7,895,428	2.3

Rubber					1.6
TSRC	2103 TT	NT$55.6	3,057,000	$ 5,550,649	1.6

Cement					0.8
Wei Mon Industry	8925 TT	NT$20.0	4,204,296	$ 2,745,977	0.8

Other assets and liabilities				$ 9,814,163	2.8

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of October 31, 2010.

INDEX DESCRIPTIONS

MSCI Taiwan Index

The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The index represents Taiwanese companies that are available to investors worldwide. The index has a base date of December 31, 1987. As of June 24, 2010 it contained 117 constituents.

TAIEX Index

The TWSE, or TAIEX, Index is capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The index was based in 1966.

TAIEX Total Return Index

The TAIEX total return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol 'TWN'.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS
The Taiwan Fund, Inc. c/o State Street Bank and Trust Company 2 Avenue de Lafayette PO Box 5049 Boston, MA 02111 Tel: (1) 877-864-5056 www.thetaiwanfund.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The Taiwan Fund, Inc. (the 'Fund'). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA's Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account's portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–›
it should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–›
investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–›
investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund's income and the value of its investments.

–›
the marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc, registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919 Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.

Please note: calls to the above numbers may be recorded.